[LOGO]                                         345 Park Avenue (at 51st Street)
                                                       New York, New York 10154
                                                                 (800) 349-4281


Scudder Global High
Income Fund, Inc.


                                                                  June 17, 1999

To the Stockholders:

     The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund") is to be held at 11:00 a.m., eastern time, on Tuesday, July 27, 1999 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect two Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,



/s/Juris Padegs
Juris Padegs

President and Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder Global High Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 11:00 a.m., eastern time, for the following purposes:

              (1)To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2)To  ratify or reject the action taken by the Board of Directors
     in  selecting   PricewaterhouseCoopers   LLP  as  the  Fund's   independent
     accountants for the fiscal year ending October 31, 1999.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 10, 1999 are entitled to vote at the meeting and any adjournments thereof.

                                           By order of the Board of Directors,
                                           John Millette, Secretary

June 17, 1999

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 11:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 17, 1999, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on June 10, 1999 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,843,260 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1998, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their respective successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III
---------

Nominees to serve until 2002 Annual Meeting of Stockholders:

                            Present Office with the Fund, if                      Shares
                             any; Principal Occupation or       Year First     Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
  Name (Age)                 in Publicly Held Companies         Director       March 31, 1999(1)    Class
  ----------                --------------------------------    --------       -----------------    -----

George M. Lovejoy, Jr.  President    and   Director    (Former    1992             4,422          Less than
      (69)+             Chairman),   Fifty   Associates  (real                                    1/4 of 1%
                        estate corporation);  Director,  Cabot
                        Industrial   Trust;    Trustee,    MGI
                        Properties;     Chairman     Emeritus,
                        Meredith  &  Grew,  Inc.  Mr.  Lovejoy
                        serves on the boards of certain  other
                        funds managed by Scudder Kemper.

Susan Kaufman Purcell   Vice   President,   Council   of   the    1992              --               --
    (57)                Americas;  Vice  President,   Americas
                        Society;  and Director,  Valero Energy
                        Corp.   Dr.   Purcell  serves  on  the
                        boards of one additional  fund managed
                        by Scudder Kemper.


                                       4


Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of the Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class I
-------

Directors to serve until 2000 Annual Meeting of Stockholders:

                            Present Office with the Fund, if                             Shares
                             any; Principal Occupation or             Year First       Beneficially        Percent
                             Employment and Directorships              Became a          Owned on            of
  Name (Age)                 in Publicly Held Companies                Director       March 31, 1999(1)     Class
  ----------                --------------------------------           --------       -----------------     -----

Juris Padegs (67)*+       President  and  Chairman of the Board;         1999              --                --
                          Advisory  Managing Director of Scudder
                          Kemper  Investments,  Inc. Mr.  Padegs
                          serves on the boards of certain  other
                          funds managed by Scudder Kemper.

Robert J. Callander (68)  Director: ARAMARK Corporation, Barnes Group,   1992             1,515            Less than
                          Inc.,  and  Omnicom  Group,   Inc.;  Member,                                     1/4 of 1%
                          Council  on  Foreign   Relations;   Managing
                          Director,  Metropolitan  Opera  Association;
                          Trustee,    Drew    University;     Visiting
                          Professor/Executive-in-Residence, Columbia
                          Business School,  Columbia University (until
                          1995). Mr. Callander serves on the boards of
                          certain   other  funds  managed  by  Scudder
                          Kemper.


                                       5


Class II
--------

Director to serve until 2001 Annual Meeting of Stockholders:

                            Present Office with the Fund, if                             Shares
                             any; Principal Occupation or             Year First       Beneficially        Percent
                             Employment and Directorships              Became a          Owned on            of
  Name (Age)                 in Publicly Held Companies                Director       March 31, 1999(1)     Class
  ----------                --------------------------------           --------       -----------------     -----

Ronaldo A. da Frota       Director and Chief Executive  Officer,        1992              4,918           Less than
    Nogueira (60)         IMF    Editora    Ltda.     (financial                                          1/4 of 1%
                          publisher).  Mr.  Nogueira  serves  on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

                                                                                                          Less than
All Directors and Officers as a group                                                    10,855           1/4 of 1 %

----------------------------------

* Director considered by the Fund and its counsel to be an "interested person" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")] of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both.

+ Messrs. Padegs and Lovejoy are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, require the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1998, its reporting persons complied with all applicable filing requirements except that a Form 4 was filed late by Mr. Callander.

     To the best of the Fund's knowledge, as of March 31, 1999, no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

         The Board of Directors of the Fund met eight times during the fiscal year ended October 31, 1998.

         The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which last met on February 23, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on February 23, 1999 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Mr. Padegs, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                   Present Office with the Fund;                        Year First Became
      Name (Age)                   Principal Occupation or Employment (1)                 an Officer (2)
      ----------                   --------------------------------------                 --------------

Susan E. Dahl (34)               Vice President; Managing Director of Scudder Kemper           1996
                                 Investments, Inc.

Paul J. Elmlinger (40)           Vice President and Assistant Secretary; Managing              1992
                                 Director of Scudder Kemper Investments, Inc.

Bruce H. Goldfarb (34)           Vice President and Assistant Secretary; Senior Vice           1997
                                 President of Scudder Kemper Investments, Inc. since
                                 February  1997;  previously  practiced law with
                                 the law firm of Cravath, Swaine & Moore.

Judith A. Hannaway (44)          Vice President; Senior Vice President of Scudder              1997
                                 Kemper Investments, Inc. since February 1995;
                                 previously a Senior Vice President in the Investment
                                 Banking Group of Kidder Peabody & Company.

John R. Hebble (41)              Treasurer; Senior Vice President of Scudder Kemper            1998
                                 Investments, Inc.

Ann M. McCreary (42)             Vice President; Managing Director of Scudder Kemper           1998
                                 Investments, Inc.

John Millette (36)               Vice President and Secretary; Assistant Vice                  1999
                                 President of Scudder Kemper Investments, Inc. since
                                 September 1994;  previously employed by the law
                                 firm Kaye, Scholer, Fierman, Hays & Handler.

Caroline Pearson (37)            Assistant Secretary; Senior Vice President of Scudder         1998
                                 Kemper Investments, Inc. since September 1997;
                                 previously practiced law with the law firm of Dechert
                                 Price & Rhoads.

Kathryn L. Quirk (46)            Vice President and Assistant Secretary; Managing              1992
                                 Director of Scudder Kemper Investments, Inc.

M. Isabel Saltzman (44)          Vice President; Managing Director of Scudder Kemper           1992
                                 Investments, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $59,620, including expenses, for the fiscal year ended October 31, 1998. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Board of Directors and committee meetings.

The following  Compensation Table, provides in tabular form, the following data:

Column (1) All  Directors  who receive  compensation  from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder Kemper.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and Scudder Kemper, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.


                               Compensation Table
                      for the year ended December 31, 1998

----------------------------------------------------------------------------------------------------
           (1)                    (2)               (3)         (4)           (5)
                                                Pension or                Total Compensation From
                               Aggregate        Retirement    Estimated      the Fund and Fund
                           Compensation as a     Benefits      Annual        Complex Paid to
                          Director of the Fund  Accrued as    Benefits          Directors
    Name of Person,        Paid by   Paid by   Part of Fund     Upon         Paid by     Paid by
       Position             Fund    Scudder*     Expenses     Retirement      Funds     Scudder*
----------------------------------------------------------------------------------------------------

Robert J. Callander,      $12,850     $--           N/A           N/A        $37,600      $--
Director                                                                    (3 funds)

George M. Lovejoy, Jr.,   $13,600     $--           N/A           N/A        $148,600     $--
Director                                                                    (29 funds)

Ronaldo A. da Frota       $10,975     $--           N/A           N/A        $38,400      $--
Nogueira, Director                                                          (3 funds)

Susan Kaufman Purcell,    $12,850     $--           N/A           N/A        $25,100      $--
Director                                                                    (2 funds)

* During 1998 Scudder Kemper voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Zurich Insurance Company and B.A.T Industries p.l.c., which was consummated on September 8, 1998.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

         (2)   RATIFICATION   OR  REJECTION  OF  THE  SELECTION  OF  INDEPENDENT
ACCOUNTANTS

     At a  meeting  held May 26,  1999,  the  Board of  Directors  of the  Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1999. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

         The Fund's financial statements for the fiscal year ended October 31, 1998 were audited by PricewaterhouseCoopers LLP.

Required Vote

         Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

         The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President, Chief Investment Officer and Director, Laurence Cheng* is a Director, Gunther Gose* is a Director and William H. Bolinder[ is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as the Chairman and Chief Executive Officer of Zurich Financial Services Group ("Zurich"); the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich.

------------------------

*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

[   1400 American Lane, Schaumburg, Illinois

     On September 7, 1998, the businesses of the Zurich Group (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. Zurich Financial Services Group is 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of Zurich Financial Services Group and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW1A 1RW, United Kingdom.

         The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no
outstanding   non-voting   securities  of  the  Investment  Manager.

Brokerage Commissions on Portfolio Transactions

         To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

         The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 27, 1999, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2000 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by February 17, 2000. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2000 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before May 3, 2000. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

John Millette
Secretary

345 Park Avenue
New York, New York  10154

June 17, 1999

PROXY                   SCUDDER GLOBAL HIGH INCOME FUND, INC.                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 27, 1999

         The  undersigned  hereby  appoints Bruce H. Goldfarb,  Juris Padegs and
Kathryn L. Quirk and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Global High
Income  Fund,  Inc.  which the  undersigned  is  entitled  to vote at the Annual
Meeting of Stockholders of Scudder Global High Income Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at
51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 11:00 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.   The election of Directors;

          FOR all nominees listed below                             WITHHOLD AUTHORITY
          (except as marked to the contrary below) /   /            to vote for all nominees listed below /   /

Nominees: Class III:  George M. Lovejoy, Jr. and Susan Kaufman Purcell
(INSTRUCTION To withold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

---------------------------------------------------------
2.   Ratification of the selection of PricewaterhouseCoopers  LLP as independent       FOR /   /  AGAINST /   /  ABSTAIN /   /
     accountants.



                                                                                               (continued on other side)

         The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.




                                                            Please sign exactly as your name or names appear.
                                                            When signing as attorney, executor,  administrator,
                                                            trustee or guardian, please give your full title as such.


                                                            -------------------------------------------------
                                                                      (Signature of Stockholder)


                                                           --------------------------------------------------
                                                                      (Signature of joint owner, if any)


                                                           Date                                        , 1999
                                                                --------------------------------------

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED